Lease Arrangements (Tables)	12 Months Ended
Dec. 31, 2013
Lease Arrangements
Schedule of future minimum revenue, expected to be earned on non-cancelable time charters with initial terms of one year or more

The future minimum revenue, expected to be earned on non-cancellable time charters consisted of the following as at December 31, 2013 (in thousands):

2014	$533,022
2015	527,134
2016	518,909
2017	486,462
2018	445,822
2019 and thereafter	1,698,564

Total future revenue	$4,209,913